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                                                                   EXHIBIT 10.12

                             STOCK OPTION AGREEMENT

                               (SILVERADO OPTION)


     This Stock Option Agreement (the "Agreement") is made as of January 16, 1996, by and between Silverado Partners Acquisition Corp., a California corporation (the "Company"), and _____________ ("Optionee").

                                    RECITALS

     WHEREAS, the Company and certain investors have entered into a Subscription Agreement, dated as of December 29, 1995 (as such agreement may be amended, the "Subscription Agreement"), pursuant to which the Company has issued various securities to the investors. The Subscription Agreement requires that, in connection with the second closing under the Subscription Agreement, the Company grant to the Optionee an option to purchase ________ shares of Class B Common Stock on the terms and conditions set forth herein.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing recitals, and the terms, conditions, and covenants contained herein, the parties hereto hereby agree as follows:
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     1.   Grant of Option.  The Company hereby grants to Optionee the right and
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option to purchase, on the terms and conditions hereinafter set forth, all or any part of an aggregate of ___________ shares of the presently authorized but unissued shares of Class B Common Stock of the Company (the "Stock"). The exercise or purchase price shall be ___________ (the "Option Price"). The number of shares subject to this option and the Option Price are subject to adjustment under certain circumstances, as provided herein. The cost of the option shall be 5 cents per share payable by the Optionee to the Company by certified check upon execution of this Agreement.

     For purposes of this Agreement, the "Fair Market Value" of the Stock shall be, on any date, the average of the closing bid and asked price quotation for the Common Stock on that date (or if none on that date, on the next most recent date on which the Common Stock was traded) as reported in the Wall Street
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Journal if the Common Stock is traded on NASDAQ, or, if the Common Stock is
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traded on the NASDAQ National Market System or listed on any stock exchange,
Fair Market Value shall be closing sale price on the relevant date as reported in the Wall Street Journal (or if there are no sales for such date, then for the
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last preceding business day on which there were sales).

     2.   Term and Exercisability of Option.  This option shall be exercisable
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commencing on the date hereof and continuing through the tenth anniversary of the date hereof in full or from time to time in part as follows: this option may be exercised only once per year during the one-month period from December 15 of the applicable calendar year

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through January 15 of the next calendar year.  Notwithstanding the preceding sentence, this option may be exercised at any time in order to participate in the Tag-Along Rights as set forth in Section 7 of the Shareholders Agreement (as defined below) or with the approval of the Company or upon the closing of (a) a sale by the Company of Class B Common Stock in an underwritten (firm commitment) public offering registered under the Securities Act of 1933, as amended (the "Securities Act") with gross proceeds to the Company of not less than $50 million, resulting in a listing of the Common Stock on a nationally recognized stock exchange, including without limitation, the NASDAQ National Market System, or (b) a sale, in one or more transactions, by TPG Partners, L.P., a Delaware limited partnership and TPG Parallel I, L.P. (collectively, "TPG"), of at least fifty-one percent (51%) of the aggregate shares of Class A Common Stock and Class B Common Stock purchased by TPG pursuant to the Subscription Agreement, whether the sale is made through a public offering or by private sale to a third party.

     3.   Manner of Exercise.  Optionee may exercise this option with respect to
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all or any part of the Option Stock then subject to such exercise as follows:

     (a) By giving the Company written notice of such exercise specifying the number of Option Shares as to which this option is so exercised and accompanied by an amount equal to the aggregate Option Price of such Option Shares, in the form of cash or a check, bank draft, or postal or express money order payable to the order of the Company in lawful money of the United States, or, if the Company's Class B Common Stock is traded on a national securities exchange or on the NASDAQ National Market System, by delivering shares of
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Class B Common Stock previously acquired by Optionee and/or reducing the number of shares of Stock purchasable upon exercise of this option, with any shares of Class B Common Stock and/or options so delivered being valued at their respective Fair Market Values on the date of exercise (less the exercise price in the case of a reduction in the number of shares purchasable); and

     (b) If required by the Company, by giving satisfactory assurance in writing, signed by Optionee, that such shares are being purchased for investment only and not with a view to the distribution thereof; provided, however, that such assurance shall be deemed inapplicable to (i) any sale of such shares by Optionee subject to a registration statement covering such sale, which has heretofore been (or may hereafter be) filed and become effective under the Securities Act, and is current and with respect to which no stop order suspending the effectiveness thereof has been issued, and (ii) any other sale of such shares with respect to which, in the opinion of counsel for the Company, such assurance is not required to be given in order to comply with the provisions of the Securities Act; and

     (c) If Optionee is not already a party to the Shareholders Rights Agreement and Voting Agreement among the Company and its shareholders (the "Shareholders Agreement"), by executing and delivering to the Company the Shareholders Agreement as then in effect.

     As soon as practicable after receipt of such written notice of exercise from Optionee, the Company shall, without transfer or issue tax or other incidental expenses to Optionee, deliver to Optionee at the office of the Company, or such other place as may be mutually acceptable to the Company and Optionee, a certificate or certificates for such shares, which certificate or certificates may bear such legend or legends with respect to restriction or transfer thereof as counsel for the Company deems to be required by applicable provisions of law and this Agreement; provided, however, that nothing herein shall be deemed to impose upon the Company any obligation to deliver any shares of Stock to Optionee if, in the opinion of counsel for the Company doing so would violate any provision of: (i) the Securities Act; (ii) the Securities Exchange Act of 1934, as amended; (iii) any applicable listing requirements of any national securities exchange; (iv) any state securities regulation or "Blue Sky" law; or (v) requirements under any other law or regulation applicable to the issuance or transfer of such shares. In no event shall the Company be required to take any affirmative action to comply with any of such laws, regulations or requirements, nor shall the Company be liable for any failure to deliver shares of Option Stock because such shares have not been registered or because a registration statement with respect thereto is not current or because such delivery would otherwise be in violation of any applicable law or regulation. In no event shall the Company be required to issue fractional shares of Stock, and this option shall not be exercisable except in respect of whole shares of Stock.

     4.   Adjustments.  If there should be any change in the Stock, through
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merger, consolidation, reorganization, recapitalization, reincorporation, stock split, reverse stock split, stock dividend, or other change in the corporate structure of the Company, an appropriate and
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proportionate adjustment shall be made by the Company in the number and/or type of the Option Shares and in the Option Price in order to preserve, but not increase, the benefit to Optionee. The grant of this option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets. Anything herein contained to the contrary notwithstanding, (a) upon dissolution or liquidation of the Company, other than in connection with a reorganization, merger, or consolidation of the Company with one or more entities as a result of which the Company is not the surviving entity or as a result of which the outstanding shares of Common Stock are exchanged or converted into cash or property or securities not issued by the Company, or upon a sale of all or substantially all the property of the Company (an "Asset Sale") or the acquisition, in one transaction, by another entity or person or persons acting in concert of securities of the Company representing more than 80% of the voting power of the then outstanding securities of the Company (a "Stock Sale"), or (b) upon dissolution or liquidation of the Company, in connection with such a reorganization, merger, consolidation, Asset Sale or Stock Sale where the surviving or acquiring corporation does not, prior to or concurrent with the succession to the business of the Company, assume this option (subject to any applicable provisions of the Internal Revenue Code of 1986, as amended ("Code")), or replace this option with a new option of comparable value, this option, in either case, shall terminate and thereupon become null and void. Notwithstanding the foregoing, if the surviving or acquiring corporation does not assume this option, Optionee shall have the right, during the period following adoption by the Board of the plan of, or agreement with respect to, such dissolution, liquidation, reorganization, merger, consolidation, Asset Sale or
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Stock Sale and prior to or concurrently with consummation of such plan or agreement (or such date not more than 20 days prior thereto as is specified by the Board), to exercise this option.

     5.   Adjustment of Number of Shares to Prevent Dilution.
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     (a) In case the Company shall at any time to time to time after the date hereof issue or sale any shares of Class A Common Stock or Class B Common Stock or any Convertible Securities, except in transactions contemplated by Section 4 hereof, for Consideration less than __________ per share (the "Issuance Price Floor"), then forthwith upon such issuance or sale the number of shares of Stock obtainable upon exercise of this option shall be increased to the number determined by dividing the number of shares of Stock purchasable upon exercise by a fraction: (i) the numerator of which shall be the sum of (A) the number of shares of Common Stock Deemed Outstanding immediately prior to such issuance or sale, plus (B) the number of shares of Class A Common Stock or Class B Common Stock which the aggregate Consideration received by the Company for such shares of Class A Common Stock or Class B Common Stock or Convertible Securities would purchase at a price per share equal to the Issuance Floor; and (ii) the denominator of which shall be the number of shares of Common Stock Deemed Outstanding immediately after such issuance or sale. Neither (1) the issuance of any shares of Class A Common Stock or Class B Common Stock (whether treasury shares or newly issued shares) upon the conversion, exercise or exchange of any Convertible Securities outstanding as of the date hereof (including the Company's Series A Preferred Stock), (2) the issuance of Preferred Stock in
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payment of dividends on shares of such stock or the issuance of Class B Common
Stock upon conversion of such shares, or (3) the issuance of Class A Common Stock or Class B Common Stock to directors or members of the management of the Company or its Subsidiaries pursuant to management incentive plans or stock option plans or other similar plans in effect from time to time, shall be deemed to constitute the issuance of Class A Common Stock or Class B Common Stock or Convertible Securities for purposes of this Section 5. Upon an adjustment in the number of shares covered by this option pursuant to this Section 5, the Exercise Price per share shall be correspondingly reduced such that the aggregate Exercise Price does not change; provided, however, that the Exercise Price per share may never be less than the par value of the Class B Common Stock.

     (b) If (i) any event occurs of a type that would have an effect on the rights granted under this option similar to the effect of any event described by the provisions of this Section 5 and (ii) such event is not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features unless excluded by paragraph (a) above), then an appropriate adjustment in the Exercise Price and the number of shares of Stock obtainable upon exercise of this option so as to protect the rights of the holder of the option shall be made; provided, however, that no such adjustment shall increase the Exercise
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Price or decrease the number of shares of Class B Common Stock obtainable as otherwise determined pursuant to this Section 5.
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     (c) For purposes of this Section 5, the following terms shall have the definitions set forth below:

          (i) "Common Stock Deemed Outstanding" means, at any given time, the number of shares of Class A Common Stock and Class B Common Stock actually outstanding at such time, plus the number of shares of Class A Common Stock and Class B Common Stock issuable upon the conversion, exercise or exchange of all Convertible Securities, whether or not any such shares of Class A Common Stock or Class B Common Stock are actually issued or any such Convertible Securities are converted, exercised or exchanged at such time;

          (ii) "Consideration" means the amount received or receivable by the Company in consideration of the sale or issuance of Class A Common Stock and Class B Common Stock or Convertible Securities plus the amount received or receivable by the Company upon the conversion, exercise or exchange of any Convertible Securities; and

          (iii) "Convertible Securities" means any security convertible into or exercisable or exchangeable for shares of Class A Common Stock or Class B Common Stock, any right, option or warrant to purchase shares of Class A Common Stock or Class B Common Stock, any security indirectly convertible into or exercisable or exchangeable for shares of Class A Common Stock or
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     Class B Common Stock, and any right, option or warrant to purchase shares of any security indirectly convertible into or exercisable or exchangeable for shares of Class A Common Stock or Class B Common Stock.

     6.   Assignment or Transfer.  This option is not transferable except to the
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partners of Optionee or by such partners by will or the laws of intestate succession upon death of a partner. The Stock issuable upon exercise of this option, may not be transferred unless a transfer is permitted and is made in accordance with the terms of, the Shareholders Agreement. In the event of any attempt by Optionee to alienate, assign, pledge, hypothecate, or otherwise dispose of this option or of any right hereunder except as provided for herein, or in the event of the levy of any attachment, execution, or similar process upon the rights or interest hereby conferred, this option shall thereupon become null and void and of no effect.

     7.   No Rights as a Shareholder.  Optionee shall not have any of the rights
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of a shareholder with respect to the Option Shares except to the extent the certificates for the Option Shares, or a portion thereof, shall have issued upon the exercise of this option.

     8.   Legends.  All share certificates representing the Option Shares shall
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bear a legend or legends as provided in the Shareholders Agreement.

     9.   Effect of Certain Actions.  In the event that (i) shares of Stock are
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exchanged for or changed into any different class or series of securities issued by the Company or any other corporation as the result of any merger, consolidation, or sale of assets followed by liquidation, reclassification or reorganization, or (ii) any additional shares of stock or any other securities shall be distributed with respect to the Stock as a stock dividend, stock split, partial liquidation, or dividend, then all such securities shall be subject to the terms and provisions of this Agreement and shall be deemed to be included in the term "Stock" as used herein. As used herein, the term Company shall include any other corporation which shall succeed to substantially all of the business and assets of the Company as the result of any merger, consolidation, sale of assets, or reorganization.

     10.  Notices.  All notices, consents, requests instructions, approvals and
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other communications under this Agreement shall be in writing and shall be deemed to have been delivered (i) on the date indicated on the return receipt as the date of delivery or refusal if mailed by registered or certified mail, postage prepaid, return receipt requested, (ii) upon courier confirmation of receipt if sent by overnight courier, (iii) when receipt is acknowledged when sent or delivered by telex or facsimile, and (iv) upon delivery at the addresses set forth below. A party may change its address for notice upon giving notice of such change in accordance with the provisions of this Section 10.

     11.  Binding Effect of Agreement;  Except as set forth in Section 4 hereof,
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this Agreement shall be binding upon and inure to the benefit of any successors or assigns of the Company or Optionee. This Agreement may be amended only in a writing executed by the Company and Optionee.

     12.  Governing Law.  The interpretation, performance and enforcement of
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this Agreement shall be governed by the laws of the State of California.

     13.  Tax Information.  This option is not intended to be eligible for
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treatment as an Incentive Stock Option under Section 422 of the Code and is not granted under the Company's 1996 Stock Option Plan.

     IN WITNESS WHEREOF, the Company and Optionee have caused this instrument to be executed by their respective duly authorized representatives effective the day and year first above written, which is the date of grant of this option.





                                       SILVERADO PARTNERS ACQUISITION CORP.


                                       By:
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                                       Title:
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By:
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Address:
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